Related Party Transactions	12 Months Ended
Dec. 31, 2017
Disclosure of transactions between related parties [abstract]
Related Party Transactions
Note 28. Related Party Transactions
In the normal course of operations, the Group enters into transactions with related parties, which include affiliates in which the Group has a significant equity interest (10% or more) or has the ability to influence their operating and financing policies through significant shareholding, representation on the board of directors, corporate charter and/or bylaws. The related parties also include MFC Bancorp’s directors, President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and their close family members, as well as any person or entity which has significant influence over MFC Bancorp. In addition to transactions disclosed elsewhere in these consolidated financial statements, the Group had the following transactions with its related parties:
Years ended December 31:	2017	2016	2015
Sales of goods	$—	$—	$3,349
Puttable instrument financial liability
In connection with the acquisition of Possehl in November 2012, the Group entered into call and put agreements with the non-controlling interest, which allowed or required the Group to acquire up to 100% of the entity. As a result of the put options (i.e. puttable instrument), the non-controlling interest was classified as financial liability.
In April 2014, the Group entered into a share purchase agreement with the holder of the puttable instrument (the “Put Holder”) whereby the Group acquired from the Put Holder his 40% equity shares in Possehl. Upon the execution of the agreement, the puttable instrument was terminated. In May 2014, the Put Holder was appointed by the Board of Directors as the President and Chief Executive Officer of MFC Bancorp. The share purchase agreement was amended in June 2014 which included a contingent purchase price whereby 10,000 common shares of MFC Bancorp would be issued to the Put Holder for each year from 2014 to 2024 if Possehl achieves an annual net income milestone as computed under IFRS for the year.
In June 2015, the Company issued 10,000 common shares of MFC Bancorp to the Put Holder as the 2014 annual net income milestone of Possehl was achieved.
In January 2017, in connection with its previously announced strategy to re-allocate capital and resources and exit certain products and geographies, the Group sold the shares of a non-core Latin America focused commodities trading subsidiary to a company controlled by the Put Holder. Under the transaction, the Group received total consideration of  $14,413, including 90,000 common shares of MFC Bancorp and the release of any further obligations to issue shares in connection with a prior share purchase agreement between the parties. The Group recognized a gain of  $57 from the disposition of the subsidiary and its immediate parent company. In March 2017, the Put Holder resigned as the President and Chief Executive Officer of MFC Bancorp.
Key management personnel
The Group’s key management personnel comprise the members of its Board of Directors, President, Chief Executive Officer and Chief Financial Officer. The remuneration of key management personnel of the Group was as follows:
Years ended December 31:	2017	2016	2015
Short-term employee benefits	$1,777	$2,296	$2,719
Directors’ fees	576	634	479
Share-based compensation	713	—	—
Total	$3,066	$2,930	$3,198

The share-based compensation for the year ended December 31, 2017 comprised $323 and $390, respectively, on the stock options granted to directors and other key management personnel (see Note 22).